UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                1-5721                           13-2615557
       (Commission File Number)       (IRS Employer Identification No.)

       315 PARK AVENUE SOUTH, NEW YORK, NEW YORK             10010
        (Address of Principal Executive Offices)           (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The information set forth in the press release issued by Leucadia National Corporation on February 28, 2007, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01(c).  Exhibits.

Exhibit No.       Description

99.1              Press Release issued by Leucadia National Corporation on
                  February 28, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  February 28, 2007

                                      LEUCADIA NATIONAL CORPORATION

                                      By: /s/ Joseph A. Orlando
                                          -------------------------
                                          Name:    Joseph A. Orlando
                                          Title:   Vice President

                                  EXHIBIT INDEX


Exhibit No.                Exhibit

99.1                       Press Release, dated February 28, 2007